Exhibit 99.4

COOPERATION AGREEMENT
This Cooperation Agreement (this “Agreement”) dated February 13, 2019, is by and among Louisiana-Pacific Corporation, a Delaware corporation (the “Company”), and the limited liability companies executing this Agreement on the signature page hereto (such limited liability companies collectively, the “D. E. Shaw Parties”).
WHEREAS, the Company and the D. E. Shaw Parties have engaged in certain discussions concerning the Company;
WHEREAS, as of the date hereof, the D. E. Shaw Parties are shareholders of the Company; and
WHEREAS, the Company and the D. E. Shaw Parties desire to enter into an agreement providing the D. E. Shaw Parties with the right, on the terms and subject to the conditions set forth therein, to nominate Kirk S. Hachigian (“Mr. Hachigian”) to serve as a member of the Company’s Board of Directors (the “Board”).
NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Board Nomination and Appointment.
(a)If the D. E. Shaw Parties determine in good faith for any reason that the Company would benefit from having Mr. Hachigian join the Board, then the D. E. Shaw Parties may nominate and have Mr. Hachigian appointed to the Board by providing written notice thereof to the Company (the “Notice of Nomination”), which notice shall (i) include a request that Mr. Hachigian be appointed to the Board, (ii) describe the reason that the D. E. Shaw Parties have determined the Company would benefit from having Mr. Hachigian join the Board, and (iii) include a statement signed by Mr. Hachigian that Mr. Hachigian would be willing to serve on the Board if appointed.
(b)Prior to the date hereof, (i) Mr. Hachigian has furnished the Company such information as the Company requested to consider Mr. Hachigian as a candidate to join the Board, (ii) the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) reviewed and approved the qualifications of Mr. Hachigian to serve as a member of the Board, and (iii) the Board determined that, as of the date hereof, Mr. Hachigian is “independent” as defined by Section 303A.02 of the New York Stock Exchange’s Listed Company Manual (the “NYSE Manual”).
(c)Within 10 business days following receipt of the Notice of Nomination, the Board will take all necessary actions to appoint Mr. Hachigian as a director of the Company and as a member of the class of directors that will stand for re-election at the Company’s 2021 annual meeting of shareholders. Mr. Hachigian shall serve the remainder of the term of such class and until his successor is elected or until his death, resignation, retirement or removal.
(d)Upon Mr. Hachigian’s appointment to the Board, he will be appointed to the Nominating Committee and the Compensation Committee if he agrees to serve thereon; provided that, with respect to such committee appointments, Mr. Hachigian continues to remain eligible to serve as a member of such committees pursuant to applicable law and stock exchange regulations (including the NYSE Manual), if any, that are applicable to the composition of such committees.
(e)Upon election to the Board, Mr. Hachigian will have access to all Board committee materials and be entitled to attend and participate in any and all Board committee meetings at his discretion consistent with the policies then applicable to all independent directors.
(f)Prior to his election to the Board, Mr. Hachigian shall execute a customary director non‑disclosure agreement substantially in the form provided by the D. E. Shaw Parties prior to the date of this Agreement and confirm that he meets the Conditions (as defined below). Mr. Hachigian will also agree that, at all times while serving as a member of the Board, he will (i) meet all director independence standards in the NYSE Manual and the Securities and Exchange Commission (“SEC”) and applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including Rule 10A-3, and (ii) not be in breach of Section 8 of the Clayton Act, 15 USC §19, having been given an opportunity to cure any such breach (the preceding clauses (i) and (ii), the “Conditions”).

2.Voting Commitment. The D. E. Shaw Parties will, in connection with the 2019 annual meeting of shareholders, and for so long as Mr. Hachigian is a member of the Board pursuant to the request of the D. E. Shaw Parties, in connection with any annual or special meeting of the shareholders of the Company (and any adjournments or postponements thereof) held prior to the Company’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”), cause to be present for quorum purposes and vote or cause to be voted all common shares of the Company (the “Common Shares”) that they or their respective Affiliates are entitled to vote or direct the voting as of the applicable record date in favor of the election of any directors who are nominated by the Board.

3.Inapplicability of Agreement to Certain Affiliates. Each of the D. E. Shaw Parties jointly and severally represents and warrants to the Company that: (a) D. E. Shaw Investment Management, L.L.C. (“DESIM”) is an investment adviser affiliated with the D. E. Shaw Parties that, in managing equity portfolios on behalf of its clients, deploys primarily benchmark-relative investment strategies and (b) the D. E. Shaw Parties and their Affiliates (other than DESIM and the funds and accounts managed by DESIM) are not clients of DESIM. The parties agree that, notwithstanding anything to the contrary herein, this Agreement is not intended to limit or apply to the ordinary course activities of DESIM or the funds and accounts it manages; provided that none of DESIM or any of the funds and accounts it manages is acting in concert with any of the D. E. Shaw Parties or any of their respective Affiliates with respect to the Company.

4.Representations and Warranties of the Company. The Company represents and warrants to the D. E. Shaw Parties that as of the date hereof (a) the Company has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights and remedies of creditors and subject to general equity principles, and (c) the execution, delivery and performance of this Agreement by the Company does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree known to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, or any material agreement to which the Company is a party or by which it is bound.

5.Representations and Warranties of the D. E. Shaw Parties. Each of the D. E. Shaw Parties jointly and severally represents and warrants to the Company that as of the date hereof (a) the D. E. Shaw Parties are shareholders of the Company and the information set forth in the email with the subject line “Ownership Stake” sent to the Company’s counsel by the D. E. Shaw Parties’ counsel prior to the execution of this Agreement, with respect to the number of Common Shares beneficially owned by the D. E. Shaw Parties and their Affiliates as of the date specified therein, and the manner in which such Common Shares are held, is true, accurate and complete in all respects other than de minimis respects, (b) this Agreement has been duly and validly authorized, executed and delivered by each of the D. E. Shaw Parties, constitutes a valid and binding obligation and agreement of each of the D. E. Shaw Parties, and is enforceable against each of the D. E. Shaw Parties in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights and remedies of creditors and subject to general equity principles, (c) each of the D. E. Shaw Parties has the power and authority to execute this Agreement and any other documents or agreements entered into in connection with this Agreement and to bind each of the D. E. Shaw Parties to the terms hereof and thereof, and (d) the execution, delivery and performance of this Agreement by each of the D. E. Shaw Parties does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree known to it or (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, any provision of the bylaws or other organizational or governing documents of any of the D. E. Shaw Parties.

6.Standstill. (a) In the event Mr. Hachigian joins the Board at the request of the D. E. Shaw Parties, each of the D. E. Shaw Parties agrees that, during the term of this Agreement and provided Mr. Hachigian remains a member of the Board (unless requested in writing by the Company, acting through a resolution of a majority of the Company’s Board not including Mr. Hachigian), it will not, and will cause each of its Affiliates (provided that no portfolio company controlled by, or under common control with, any of the D. E. Shaw Parties will be deemed an “Affiliate” so long as such portfolio company (A) has not had discussions with the D. E. Shaw Parties regarding any of the restricted matters set forth in this Section 6(a) regarding the Company, (B) has not received from the D. E. Shaw Parties or Mr. Hachigian information concerning the Company or its business, and (C) is not acting at the request of, in coordination with or on behalf of the D. E. Shaw Parties or Mr. Hachigian), not to, directly or indirectly, in any manner, alone or in concert with others:
(i)make or engage in, directly or indirectly, any “solicitation” of proxies (as such terms are used in the proxy rules of the SEC) or consents to vote or advise or encourage or knowingly influence any person with respect to the voting of any securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities (collectively, “securities of the Company”) for the election of individuals to the Board or to approve shareholder proposals, or become a “participant” in any contested “solicitation” for the election of directors with respect to the Company (as such terms are defined or used under the Exchange Act), other than a “solicitation” or acting as a “participant” in support of all of the nominees of the Board at any shareholder meeting or voting its shares at any such meeting in its sole discretion (subject to compliance with this Agreement), or make or be the proponent of any shareholder proposal (pursuant to Rule 14a-8 under the Exchange Act);
(ii)form, join, encourage, knowingly influence or advise any Group (as such term is defined in Section 13(d)(3) of the Exchange Act) with any persons who are not Affiliates with respect to any securities of the Company or otherwise in any manner agree, attempt, seek or propose to deposit any securities of the Company in any voting trust, or subject any securities of the Company to any agreement with respect to the voting thereof, except as expressly set forth in this Agreement;
(iii)acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), including through any swap transaction where beneficial ownership is acquired, any securities of the Company that would result in the D. E. Shaw Parties (together with the Affiliates) having an aggregate beneficial ownership of 10% or more of the Common Shares outstanding as at such time (as adjusted for any stock splits, reclassifications, combinations, stock dividends or similar actions by the Company);
(iv)other than through open market trades with unknown counterparties, sell, offer or agree to sell directly or indirectly, through swap or hedging transactions or otherwise, the securities of the Company or any rights decoupled from the underlying securities of the Company held by the D. E. Shaw Parties or any Affiliate to any person or entity not a (A) party to this agreement or Affiliate thereof, (B) member of the Board or (C) officer of the Company (any such person or entity being a “Third Party”) that would knowingly result in such Third Party having an aggregate beneficial ownership more than 4.9% of the Common Shares outstanding at such time, except in a transaction approved by the Board;

(v)effect or seek to effect, offer or propose to effect, cause or participate in, or assist any other person to effect or seek, offer or propose to effect or participate in, any tender or exchange offer, merger, consolidation, acquisition, scheme, arrangement, business combination, recapitalization, reorganization, sale or acquisition of assets, liquidation, dissolution or other extraordinary transaction involving the Company or any of its subsidiaries or joint ventures or any of their respective securities (each, an “Extraordinary Transaction”); provided, however, that this clause will not preclude the tender (or action not to tender) by the D. E. Shaw Parties or an Affiliate of any securities of the Company into any tender or exchange offer or vote by the D. E. Shaw Parties or an Affiliate of any securities of the Company with respect to any Extraordinary Transaction;
(vi)(A) call or seek to call any meeting of shareholders, including by written consent, (B) seek representation on, or nominate any candidate to, the Board, except as set forth herein, (C) seek the removal of any member of the Board, (D) solicit consents from shareholders or otherwise act or seek to act by written consent, (E) conduct a referendum of shareholders, or (F) make a request for any shareholder list;
(vii)take any action in support of or make any proposal or request that constitutes: (A) advising, controlling or changing the Board or management of the Company, including any plans or proposals to change the number or terms of directors or to fill any vacancies on the Board, (B) any material change in the capitalization, stock repurchase programs and practices, capital allocation programs and practices or dividend policy of the Company, (C) any other material change in the Company’s management, business or corporate structure, (D) seeking to have the Company waive or make amendments or modifications to the Company’s articles of incorporation or bylaws, or other actions, that may impede or facilitate the acquisition of control of the Company by any person, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or (F) causing a class of securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;
(viii)make any public statement or announcement that constitutes an ad hominem attack on, or otherwise disparages or causes to be disparaged the Board, the Company or Affiliates thereof and any of its current or former officers or directors;
(ix)make any public disclosure, announcement or statement regarding any intent, purpose, plan or proposal with respect to the Board that is inconsistent with the provisions of this Agreement; or
(x)publicly request any amendment or waiver of the foregoing.
(a)The foregoing provisions of this Section 6 will not be deemed to prohibit the D. E. Shaw Parties or its directors, officers, partners, employees, members or agents (acting in such capacity) from communicating privately with the Company’s directors or officers so long as such communications are not intended to, and would not reasonably be expected to, require any public disclosure of such communications, or communicating privately with the Company’s shareholders, so long as such communications with shareholders do not breach the provisions of this Section 6.

7.Public Announcements. (a) On the date of this Agreement, the Company will issue a press release and associated investor presentation (together, the “Press

Release”), in the form (with the exception of de minimis changes) provided to the D. E. Shaw Parties prior to the date of this Agreement. The Press Release shall be released substantially simultaneously with the Company’s Current Report on Form 8-K (the “Form 8-K”). The Form 8-K shall be in substantially the form provided to the D. E. Shaw Parties prior to the date of this Agreement.
(a)Prior to the issuance of the Press Release, none of the Company or the D. E. Shaw Parties will, and the Company and the D. E. Shaw Parties will cause their respective Affiliates, principals, directors, general partners, officers, employees and, to the extent acting on their behalf, agents and representatives not to, publish any press release or make any similar public announcement regarding this Agreement or take any action that would require public disclosure thereof without the prior written consent of the Company, in the case of the D. E. Shaw Parties, or the D. E. Shaw Parties, in the case of the Company.

8.Expenses. Each of the parties will be responsible for its own fees, costs and expenses incurred in connection with the negotiation, execution and effectuation of this Agreement and the obligations contemplated hereby, including any attorneys’ fees, costs and expenses incurred in connection with the negotiation and execution of this Agreement and all other activities related to the foregoing.

9.Termination. This Agreement will terminate upon the date that is 45 days prior to the advance notice deadline set forth in the Company’s bylaws as then in effect for stockholders to nominate non-proxy access candidates for the Company’s 2020 Annual Meeting. Notwithstanding the foregoing, the provisions of Section 8 through Section 23 will survive the termination of this Agreement and no termination of this Agreement will relieve any party of liability for any breach of this Agreement arising prior to such termination.

10.Notice. All notices, consents, determinations, waivers or other communications required or permitted to be given or made under the terms of this Agreement must be in writing and will be deemed to have been duly delivered or made: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications will be (or such other address for a party hereto as will be specified in a notice given in accordance with this Section 10):
If to the Company, to:
Louisiana-Pacific Corporation
414 Union Street, Suite 2000
Nashville, TN 37219
Attention:    General Counsel
Email:    tim.mann@lpcorp.com
With a copy (which will not constitute notice) to:
Jones Day

250 Vesey Street
New York, NY 10281
Attention:    Robert A. Profusek
Email:    raprofusek@jonesday.com

If to any of the D. E. Shaw Parties or any of their Affiliates, to:
D. E. Shaw & Co., L.P.
1166 Avenue of the Americas, Ninth Floor
New York, NY 10036
Attention:    Quentin Koffey
Email:    quentin.koffey@deshaw.com

With a copy (which will not constitute notice) to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, NY 10281
Attention: Richard M. Brand
Daniel P. Raglan
Email: richard.brand@cwt.com
daniel.raglan@cwt.com

11.Specific Performance. Each of the D. E. Shaw Parties and the Company acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages). It is accordingly agreed that each of the D. E. Shaw Parties and the Company will be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity. Each of the D. E. Shaw Parties and the Company agrees to waive any bonding requirement under any applicable law in the case the other parties hereto seeks to enforce the terms of this Agreement by way of equitable relief.

12.Applicable Law and Jurisdiction. (a) This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof.
(a)The Company and each D. E. Shaw Party (a) irrevocably and unconditionally submits to the personal jurisdiction of the federal or state courts located in the State of Delaware, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings to enforce this Agreement must be brought, tried and determined only in the federal or state courts located in the State of Delaware, (d) waives any claim of improper venue or any claim that those courts are an inconvenient forum, and (e) agrees that it will not bring any action or proceeding to enforce this Agreement in any court other than the aforesaid courts. The parties to this Agreement agree that providing process or other papers in connection with any such action or proceeding in the manner provided in Section 10, or in such other manner as may be permitted by applicable law as sufficient service of process, will be valid and sufficient service thereof.

13.Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING TO ENFORCE THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF AN ACTION OR PROCEEDING, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

14.Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings and representations, whether oral or written, of the parties hereto with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings, oral or written, among the parties other than those expressly set forth herein.

15.Headings. The section headings contained in this Agreement are for reference purposes only and will not effect in any way the meaning or interpretation of this Agreement.

16.Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

17.Remedies. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or equity.

18.Construction. When a reference is made in this Agreement to a Section, such reference will be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. References to a person are also to its successors and permitted assigns. The word “will” will be construed to have the same meaning as the word “shall.” The words “date hereof” will refer to the date of this Agreement. The word “or” is not exclusive. The term “Affiliate” will have the meaning set forth in Rule 12b-2 under the Exchange Act; provided, however, that with respect to the D. E. Shaw Parties, the term “Affiliate” will mean all investment entities managed or advised by D. E. Shaw & Co., L.P. For purposes of this Agreement the terms “person” or “persons” will mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to herein means such agreement, instrument, law, rule or statute as from time to time amended, modified, supplemented or replaced.

19.Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

20.Amendment. This Agreement may be modified, amended or otherwise changed only in a writing signed by the Company, on the one hand, and each of the D. E. Shaw Parties, on the other hand.

21.Successors and Assigns. The terms and conditions of this Agreement will be binding upon and be enforceable by the parties hereto and the respective successors, heirs, executors, legal representatives and permitted assigns of the parties, and inure to the benefit of any successor, heir, executor, legal representative or permitted assign of any of the parties; provided, however, that no party hereto may assign this Agreement or any rights or obligations hereunder without, with respect to the D. E. Shaw Parties, the express prior written consent of the Company (with such consent specifically authorized in a written resolution adopted by a majority vote of the Board), and with respect to the Company, the prior written consent of the D. E. Shaw Parties.

22.No Third-Party Beneficiaries. The representations, warranties and agreements of the parties contained herein are intended solely for the benefit of the party hereto to whom such representations, warranties or agreements are made, and will confer no rights, benefits, remedies, obligations or liabilities hereunder, whether legal or equitable, in any other person, and no other person will be entitled to rely thereon.

23.Counterparts. This Agreement and any amendments hereto may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “.pdf” form) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.
Louisiana-Pacific Corporation

By:	/s/ Tim Mann
Name: Tim Mann
Title: Executive Vice President, General Counsel & Corporate Secretary
D. E. Shaw Party Name:

D.E. Shaw Composite Portfolios, L.L.C.

By:	/s/ Edwin Jager
Name: Edwin Jager
Title: Authorized Signatory
D. E Shaw Party Name:

D.E. Shaw Valence Portfolios, L.L.C.

By:	/s/ Edwin Jager
Name: Edwin Jager

Title: Authorized Signatory
D. E Shaw Party Name:

D.E. Shaw Oculus Portfolios, L.L.C.

By:	/s/ Edwin Jager
Name: Edwin Jager
Title: Authorized Signatory